UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 1, 2007
RTI International Metals, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Ohio
(State or Other Jurisdiction of Incorporation)

001-14437	52-2115953

(Commission File Number)	(IRS Employer Identification No.)

1000 Warren Avenue Niles, Ohio	44446

(Address of Principal Executive Offices)	(Zip Code)
(330) 544-7700
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Timothy G. Rupert has announced that he will step down as President and Chief Executive Officer of RTI International Metals, Inc. (“RTI”) effective April 27, 2007 and will retire from RTI on July 31, 2007.
     John H. Odle, Executive Vice President of RTI, has announced that he will retire, consistent with RTI mandatory retirement policy, in September 2007 when he becomes 65 years of age.
     Both Mr. Rupert and Mr. Odle will serve out the rest of their term on the Board of Directors which will expire on April 27, 2007. They will not stand for re-election.
(c) The board of directors of RTI has implemented a succession plan and elected, effective on April 27, 2007, Dawne S. Hickton as Vice Chairman and Chief Executive Officer, Michael C. Wellham as President and Chief Operating Officer, Steve Giangiordano as Executive Vice President and William T. Hull as Senior Vice President and Chief Financial Officer.
     RTI issued a press release on Thursday, February 1, 2007, announcing the succession plan. The press release is set forth in its entirety as Exhibit 99.1 hereto and is incorporated herein by reference.
     The information required by this Item as to age, employment history, business experience and the current employment agreement for Ms. Hickton and Mr. Hull is set forth in RTI’s:
•	Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2006 under the caption, “Executive Officers of the Registrant;” and

•	Proxy Statement filed with the SEC on April 3, 2006 under the caption “Employment Agreements;”
each of which is incorporated herein by reference.
     Michael C. Wellham (41) currently serves as Senior Vice President of RTI’s Fabrication & Distribution Group. A native of Atlanta, Georgia, Mr. Wellham graduated from the University of Phoenix with a degree in Business Management. In 2005, Mr. Wellham received his MBA from the University of Tennessee. He joined Defense Technologies, Inc. in 1987 as a purchasing agent. In 1989, he and his partners formed General Metals, Inc., an aerospace metals distribution business, in which he served as Vice President of Sales until 1993, at which time he disposed of his interest in the business. In 1993, Mr. Wellham founded Advanced Aerospace Materials Corporation, an aerospace metals distribution business, located in Atlanta, Georgia, and served as the company’s President. In 1995, Advanced Aerospace Materials Corporation was sold to New Century Metals, Inc., a metals fabrication and distribution business. Mr. Wellham continued as President until 1996, at which time he became General Manager of Extrusion Technology Corporation (a business unit of New Century metals) located in Cleveland, Ohio.

He was appointed President of Extrusion Technology Corporation in 1998. New Century Metals, Inc. and its subsidiaries were acquired by RTI International Metals, Inc. in October of 1998.
     Stephen R. Giangiordano (49) currently serves as Senior Vice President of RTI’s Titanium Group, which is comprised of RMI Titanium Company, RTI Alloys, and Micron Metals. A native of Greenville, Pennsylvania, Mr. Giangiordano holds a B.E. degree in Metallurgical Engineering from the Youngstown State University. He began his career in 1979 with Republic Steel, Enduro Division, a steel manufacturing business in Canton, Ohio, as Process Product Metallurgist. In 1984, Mr. Giangiordano joined RMI Titanium Company in Operations and Process Engineering. He held various management positions in Quality and Technology from 1989 through 1993 and advanced to Senior Director of Technology in 1994; a position he held until his appointment as President of Galt Alloys, a subsidiary of RTI, in 1999. In 2002, he was appointed Senior Vice President of the RTI Titanium Group. Mr. Giangiordano is a member of the Association for Manufacturing Excellence, American Society of Metals, and Iron & Steel Society.
     There were no related-party transactions of the type required to be disclosed pursuant to Item 404(a) of Regulation S-K in which any of Ms. Hickton, Mr. Wellham, Mr. Giangiordano or Mr. Hull had a direct or indirect interest since the beginning of RTI’s last fiscal year.
     There are no family relationships between any of Ms. Hickton, Mr. Wellham, Mr. Giangiordano or Mr. Hull and any director or other executive officer of the Company. There were no arrangements or understandings between Ms. Hickton, Mr. Wellham, Mr. Giangiordano or Mr. Hull and any other person pursuant to their appointment as an executive officer of the Company.
     It is anticipated that each of Ms. Hickton, Mr. Wellham, Mr. Giangiordano and Mr. Hull will enter into new employment agreements prior to the April 27, 2007 effective date of their new positions. Each contract will be for a three-year term with automatic one-year extensions unless notice of non-renewal is given within specified times. Each will contain a twenty-four month covenant-not-to-compete similar to that already contained in Ms. Hickton’s and Mr. Hull’s existing employment agreements. Each executive will receive initial compensation upon their appointments as follows:
•	Ms. Hickton will receive a base salary of $425,000. She will be eligible for an annual target bonus in accordance with RTI’s pay philosophy of 75% of her base salary. She will be eligible for annual grants of long term incentive compensation under RTI’s 2004 Stock Plan in a targeted amount of 200% of her base salary.
•	Mr. Wellham will receive a base salary of $325,000. He will be eligible for an annual target bonus in accordance with RTI’s pay philosophy of 60% of his base salary. He will be eligible for annual grants of long term incentive compensation under RTI’s 2004 Stock Plan in a targeted amount of 110% of his base salary.
•	Mr. Giangiordano will receive a base salary of $250,000. He will be eligible for an annual target bonus in accordance with RTI’s pay philosophy of 50% of his base salary.

He will be eligible for annual grants of long term incentive compensation under RTI’s 2004 Stock Plan in a targeted amount of 100% of his base salary.

•	Mr. Hull will receive a base salary of $250,000. He will be eligible for an annual target bonus in accordance with RTI’s pay philosophy of 50% of his base salary. He will be eligible for annual grants of long term incentive compensation under RTI’s 2004 Stock Plan in a targeted amount of 80% of his base salary.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits. The following exhibit is being filed pursuant to Item 601 of Regulation S-K:

Exhibit No.	Description

99.1	RTI press release issued Thursday, February 1, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RTI INTERNATIONAL METALS, INC.

Date: February 5, 2007	By:	/s/ William T. Hull

William T. Hull, Vice President and Chief Accounting Officer

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